Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of ________________, 2007, by and among Silvergraph International, Inc., a Nevada corporation (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

RECITALS:

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein (the “Offering”), and the Subscribers, in the aggregate, shall subscribe to a minimum of One Hundred Thousand Dollars ($100,000) (the “Minimum Purchase Price”) and a maximum of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) (the “Maximum Purchase Price”) of 10% Convertible Notes Due August 31, 2009 of the Company (“Note” or “Notes”), a form of which is annexed hereto as Exhibit A, convertible into shares of the Company’s Class A Senior Convertible Preferred Stock, $.001 par value (the “Class A Senior Convertible Preferred Stock”) at a per share conversion price set forth in the Note (“Conversion Price”). The Notes, shares of Class A Senior Convertible Preferred Stock issuable upon conversion of the Notes (the “Conversion Shares”, which are sometimes collectively referred to as the “Shares”).  NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1.

Closing.  Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the “Closing Date” (as defined in Section 11(b) hereof), each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the principal amount designated on the signature page hereto, or in the event of a second or subsequent closings, a Note in the principal amount designated on the Joinder Agreement and Signature Page, attached hereto. The aggregate principal amount of the Notes to be purchased by the Subscribers on the Closing Date shall, in the aggregate, be equal to at least the Minimum Purchase Price in which case the Company may add a second or subsequent Closing Dates (as set forth in Section 11(b) hereof).

2.

Subscriber’s Representations and Warranties.  Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

(a)

Organization and Standing of the Subscribers. If the Subscriber is an entity, such Subscriber is a corporation, partnership, limited liability company or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)

Authorization and Power. Each Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Notes and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, managers, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof.

(c)

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)

Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s periodic reports (and amendments thereto) as filed with the Commission (hereinafter referred to as the “Reports”). In addition, the Subscriber has received in writing from the Company such other information concerning such other matters as the Subscriber has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

(e)

Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Notes, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

(f)

Purchase of Notes. On the Closing Date, the Subscriber will purchase the Notes as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(g)

Compliance with the 1933 Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or registered or qualified under any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act or registration or qualification under applicable state securities laws (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or registered or qualified under any applicable state securities laws or is exempt from such registration.

(h)

Shares Legend. The Shares shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SILVERGRAPH INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(i)

Note Legend. The Note shall bear the following legend:

“THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SILVERGRAPH INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(j)

Communication of Offer. The Company directly communicated the offer to sell the Securities to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(k)

Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Subscriber has full power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

(l)

Restricted Securities. Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act or an exemption from registration thereunder.

(m)

No Governmental Review. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(n)

Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

(o)

Survival. The foregoing representations and warranties shall survive the Closing Date.

4.

Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that except as set forth in the Reports and as otherwise qualified in the Transaction Documents (as hereinafter defined):

(a)

Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business is disclosed in the Reports. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. All the Company’s Subsidiaries as of the Closing Date are set forth on Schedule 4(a) hereto.

(b)

Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

(c)

Authority; Enforceability. This Agreement, the Notes, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)

Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, any Principal Market (as defined in Section 8(b) of this Agreement), nor the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

(e)

No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 3 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

(i)

violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) of a material nature under (A) the articles of incorporation or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, or (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, except the violation, conflict, breach, or default of which would not have a Material Adverse Effect.  For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; or

(ii)

result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates.

(f)

The Securities. The Securities upon issuance:

(i)

are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)

have been, or will be, duly and validly authorized and on the date of issuance of the Conversion Shares will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted);

(iii)

will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv)

will not subject the holders thereof to personal liability by reason of being such holders provided Subscriber’s representations herein are true and accurate and Subscribers take no actions or fail to take any actions required for their purchase of the Securities to be in compliance with all applicable laws and regulations; and

(v)

will not result in a violation of Section 5 under the 1933 Act.

(g)

Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. There is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(h)

Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) and its Common Stock is registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

(i)

No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold, provided, however, that this provision shall not prevent the Company from engaging in normal investor relations/public relations activities.

(j)

Information Concerning Company. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

(k)

Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

(l)

Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company’s knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(m)

No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(n)

Listing. The Company’s Common Stock is quoted on the Bulletin Board. The Company has not received any oral or written notice that its Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its Common Stock does not meet all requirements for the continuation of such quotation. The Company satisfies all the requirements for the continued quotation of its Common Stock on the Bulletin Board.

(o)

No Undisclosed Events or Circumstances.  Since the filing of the 8-Ks and 8-K/A, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(p)

Dilution. The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares and the Warrant Shares is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

(q)

Investment Company. Neither the Company nor any Affiliate is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(r)

Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

(s)

Survival. The foregoing representations and warranties shall survive the Closing Date.

5.

Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

6.

Conversion of Note..

6.1.

Notice of Conversion.

(a)

Upon the conversion of a Note or part thereof, the Company shall, at its own cost and expense, take all necessary action, including, if required by the transfer agent, obtaining and delivering, an opinion of counsel to assure that the Company’s transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of common shares of the Shares issuable upon such conversion. The Company covenants that no instructions other than these instructions have been or will be given to the transfer agent of the Shares and that, unless waived by the Subscriber, the common shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the common shares provided the common shares are being sold pursuant to an effective registration statement covering the common shares or are otherwise exempt from registration.

(b)

Intentionally Omitted

(c)

Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

6.2.

Intentionally Omitted.

6.3.

Adjustments. The Conversion Price and the Conversion Shares shall be adjusted as described in this Agreement and the Notes.

6.4.

Redemption. The Note shall not be redeemable or callable except as described in the Note.

7.

Finder’s Fee. The Company agrees to indemnify, reimburse, make whole and hold harmless the Subscribers and their agents and representatives from any and all liabilities to any persons claiming commissions, finder’s fees or similar payments on account of services purported to have been rendered in connection with this Agreement, the transactions contemplated hereby, or in connection with any investment in the Company, whether or not such investment was consummated. The Company agrees that the Subscribers have no liability to the Company or any other party, directly or indirectly for any finder’s fees, commissions, or similar payments.

8.

Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

(a)

Stop Orders. The Company will advise the Subscribers, within one Business Day after the Company receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction.

(b)

Listing. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, Bulletin Board, Pink Sheets or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”)), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement, the Bulletin Board will be the Principal Market.

(c)

Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, if required, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

(d)

Use of Proceeds. The proceeds of the Offering will be employed by the Company for debt repayment and general working capital.

(e)

Books and Records. From the date of this Agreement and until the sooner of (i) two (2) years after the applicable Closing Date, or (ii) until all the Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(f)

Governmental Authorities. From the date of this Agreement and until the sooner of (i) two (2) years after the applicable Closing Date, or (ii) until all the Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations,.

(g)

Intellectual Property. From the date of this Agreement and until the sooner of (i) two (2) years after the applicable Closing Date, or (ii) until all the Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(h)

Properties. From the date of this Agreement and until the sooner of (i) two (2) years after the applicable Closing Date, or (ii) until all the Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

(i)

Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(j)

Limitation on Liens.  The Company will not, and will not permit any Subsidiary to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any property or assets (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any Subsidiary whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits except for the following:

(i)

Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required;

(ii)

Liens incidental to the normal conduct of the business of the Company or any Subsidiary or the ownership of its property or assets which are not incurred in connection with the incurrence of indebtedness (including, without limitation, statutory Liens in favor of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens), in each case, incurred in the ordinary course of business for sums or claims not yet due and payable or the payment of which is not at the time required;

(iii)

Liens incurred or deposits made in the ordinary course of business or the ownership of properties and assets (i) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases, performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

(iv)

Liens resulting from judgments, unless such judgments are not, within 60 days, discharged or stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

(v)

Liens on property or assets of the Company or any Subsidiary in favor of the Company or a wholly-owned Subsidiary securing indebtedness of a Subsidiary owed to the Company or to a wholly-owned Subsidiary;

(vi)

Liens in existence on the Closing Date and securing the indebtedness of the Company and its Subsidiaries as set forth in Schedule 8(m)(vi);

(vii)

minor survey exceptions and the like which do not materially detract from the value of such property;

(viii)

leases or subleases granted to others, easements, rights-of-way, zoning and other restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ownership of property or assets or the ordinary conduct of the Company’s or any of its Subsidiaries’ businesses, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

(ix)

Liens securing any obligations of an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision (a “Person”) existing at the time such Person becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary or Liens on an asset existing at the time such asset shall have first been acquired by the Company or any Subsidiary, provided that (a) such Liens shall not extend to or cover any property other than the property subject to such Liens immediately prior to such time, (b) such Liens shall not have been created in contemplation of such merger, consolidation or acquisition or such Person becoming a Subsidiary, (c) the principal amount of the indebtedness secured by such Liens is not increased after such time and (d) the principal amount of the obligations secured by any such Lien shall not exceed the fair market value of such property and any improvements thereon at the time such Person becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary or such asset is acquired;

(x)

any Lien created on tangible real or personal property (or any improvement thereon) to secure all or any part of the purchase price or cost of construction, improvement or development of such tangible real or personal property (or any improvement thereon), or to secure indebtedness incurred or assumed to pay all or any part of the purchase price or the cost of construction of tangible real or personal property (or any improvement thereon) acquired or constructed by the Company or any Subsidiary after the Closing Date, provided that:

(a)

the principal amount of the indebtedness secured by any such Lien shall at no time exceed an amount equal to the lesser of (i) the cost to the Company or such Subsidiary of the property (or improvement thereon) so acquired or constructed and (ii) the fair market value of such property and any improvements thereon at the time of such acquisition or construction;

(b)

each such Lien shall extend solely to the item or items of property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon); and

(c)

any such Lien shall be created contemporaneously with, or within 365 days after, the acquisition or construction of such property (or improvement thereon); and

(xi)

any Lien renewing, extending or refunding Liens permitted by paragraphs (vi), (ix) and (x) of this Section 8(m), provided that (a) the principal amount of the indebtedness secured by such Lien immediately prior to such renewal, extension or refunding is not increased or the maturity thereof reduced, (b) such Lien is not extended to any other property, and (c) immediately after such extension, renewal, or refunding, no Default or Event of Default (as defined in the Note) would exist.

For purposes of this Agreement, “Lien” means, with respect to any person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar agreements).

9.

Covenants of the Company and Subscriber Regarding Indemnification.

(a)

The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, members, managers, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or material breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

(b)

Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers, relating hereto.

(c)

In no event shall the liability of any Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of Registrable Securities (as defined herein).

(d)

The procedures set forth in Section 10.5 shall apply to the indemnification set forth in Sections 9(a) and 9(b) above.

10.

Miscellaneous.

(a)

Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Silvergraph International, Inc., 11919 Burke Street, Santa Fe Springs, California 90670-2507, Attn: James R. Simpson, Chief Executive Officer, telecopier: (562) 696-0090 and (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto.

(b)

Closing. The consummation of the transactions contemplated herein shall take place no later than July 31, 2007 at a place mutually agreed upon by the Company and Subscriber, upon the satisfaction of all conditions to Closing set forth in this Agreement (“Closing Date”).  The Company’s board of directors, in its sole discretion, may extend the Closing Date (in the case of this (b)(i)) or add a second or subsequent closing dates (in the case of this (b)(ii)) to August 31, 2007 if: (i) the Minimum Purchase Price is not subscribed for and accepted or (2) after the Minimum Purchase Price is subscribed for and accepted, to subscribe for the Maximum Purchase Price.  In no event shall the Closing Date extend beyond September 31, 2007.

(c)

Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

(d)

Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(e)

Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any dispute relating to this Note shall be adjudicated in the State of Nevada. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(f)

Specific Enforcement, Consent to Jurisdiction. The Company and each Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 11(e) hereof, the Company, each Subscriber and any signatory hereto in his personal capacity hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Nevada of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(g)

Independent Nature of Subscribers. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations or condition (financial or otherwise) of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents (subject to the required voting or other percentages reflected in the applicable Transaction Documents), and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(h)

Excepted Issuances.  The following transactions are considered as Excepted Issuances for the purposes of the Notes: (i) the issuance of Common Stock in full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity in which holders of such securities or debt are not granted registration rights, (ii) the issuance of Common Stock or the issuances or grants of options to purchase Common Stock pursuant to the 2006 Stock Option Plan of the Company or any replacement plan or amendment thereto, (iii) the issuance of Common Stock as the result of the exercise of the Warrants or conversion of the Notes granted or issued pursuant to this Agreement, (iv) the issuance of Common Stock as the result of the exercise of warrants to purchase 488,170 shares of Common Stock granted to Gary Freeman originally through New Era Studios, Inc. as assumed by the Company, (v) the issuance of Common Stock for the payment of any interest on the Notes or (vi) the issuance or grant of convertible notes or warrants to placement agents in connection with the Transaction Documents.

[THIS SPACE INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

SILVERGRAPH INTERNATIONAL, INC.,

a Nevada corporation

_______________________________________

By:  James R. Simpson, Chief Executive Officer

Dated:

2007

SUBSCRIBER:

ORIGINAL PRINCIPAL AMOUNT   OF NOTE SUBSCRIBED FOR:

(Signature)

______________________

$_______________

(Print Name)

______________________

(Address):

______________________

______________________

(Fax Number):

______________________

(Telephone No.):

______________________

(Name of holder if

Securities to be

held by individual /

entity other than

Subscriber)

______________________

LIST OF EXHIBITS AND SCHEDULES

Exhibit A

Form of Note

EXHIBIT A

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, ASSIGNED OR TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (B) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

$_____________________

 Principal Amount of Note

SILVERGRAPH INTERNATIONAL, INC.

CONVERTIBLE PROMISSORY NOTE

No. PN-[000]

Issuance Date:  [Date]

1.0

Note.  FOR VALUE RECEIVED, Silvergraph International, Inc. a company incorporated under the laws of the State of Nevada (the “Company” or “Borrower”), promises to pay to the order of ___________________________ (the “Holder”), the principal amount of _______________________ U.S. Dollars (US $__________).  The unpaid balance of the principal amount shall accrue interest at the rate of ten (10%) percent per annum based on a 365-day year.   Interest shall be paid quarterly with payment in cash or in shares of the Company’s Common Stock at the Company’s option.  Should the Company opt to pay the interest in shares of Common Stock, the interest amount will be based on a ten percent (10%) discount to the market price of the Company’s Common Stock based on the average ten (10) day bid price for the ten days prior to the dividend due date.

2.0

Maturity.  Except as otherwise provided herein, the principal and interest hereunder shall become due and payable August 31, 2009. (the “Maturity Date”).

3.0

Prepayment.  Other than as set forth in Section 5(a), 5(b) and 5(c) hereof, the Borrower may not prepay the Note.

4.0

Ranking.  With respect to rights of liquidation, winding up and dissolution of the Borrower, this Note shall rank senior to all classes of Common Stock and Preferred Stock of the Borrower.  All Notes issued and outstanding hereunder rank on a parity with each other without preference, priority or distinction of any one thereof over any other by reason of difference in time of issuance or otherwise.

5.0

Conversion Rights.

(a)

Optional Conversion.  On or before the payment of the Note in full, the Holder may convert the principal amount owing on this Note, together with all accrued and unpaid interest, into fully paid and nonassessable shares of Common Stock at a conversion price per share equal to $0.10 (the “Conversion Price”), subject to adjustment as set forth herein.

(b)

Forced Conversion. Subject to the Corporation’s duty to reserve and keep available out of its authorized but unissued shares of Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Note, after two years of issuance, the Company may convert this Note if the price of the Company’s Common Stock is equal to or above two (2) times the Conversion Price for a period of ten (10) consecutive trading days and the Company’s 90 day average trading volume is equal to or above 25,000 shares per day and such shares shall be converted at the Conversion Price.

(c)

Mandatory Conversion.  Upon the establishment of the Class A Senior Convertible Preferred series of stock by the Company in a form substantially identical in all material respects to Annex B to this Note entitled Silvergraph International, Inc. Certificate of Designation of Class A Senior Convertible Preferred Stock, this Note and accrued but unpaid interest shall immediately and automatically convert into Class A Senior Convertible Preferred Stock at a conversion price per Preferred Share equal to one dollar  ($1.00).   Upon the Mandatory Conversion, this Note shall cease to exist and all rights and obligations of the Borrower and Holder shall terminate.  The Company shall provide written notice to the Holder of the Mandatory Conversion including the date of the establishment of the Class A Senior Convertible Preferred Stock and shall issue to Holder fully paid and nonassessable shares of Class A Senior Convertible Preferred Stock as soon as reasonably practicable.

(d)

Mechanics of Conversion. In order to convert this Note into full shares of Common Stock, the Holder shall surrender this Note by either overnight courier or 2-day courier, or in person to the office of the Company or of any transfer agent for its Common Stock, and shall give concurrent written notice to of its decision to exercise its right to convert this Note, or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is attached as Annex A to this Note) to the Company; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Note is delivered to the Company or its transfer agent as provided above, or the Holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to evidence such loss and to indemnify the Company from any loss incurred by it in connection with such certificates.

After delivery of the Note and executed Notice of Conversion by Holder as set forth herein, the Company shall deliver as soon as reasonably practicable to such Holder at the address of the Holder on the books of the Company, a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid and, at the request of Holder, shall issue to Holder a new Note containing the same date and provisions of this Note for the principal balance of this Note and interest which shall not have been converted or paid.   The date on which notice of conversion is given (the “Conversion Date”) shall be deemed to be the date set forth in such notice of conversion provided that delivery and advance facsimile notice is made as provided above and that the original Note to be converted are received by the transfer agent or the Company within five (5) business days thereafter, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.  If the original Note to be converted is not received by the transfer agent or the Company within five (5) business days after the Conversion Date, the notice of conversion shall be deemed null and void.

6.0

Anti Dilution Provision.  Should at any time from the date of making this Note until the conversion of the Note, the Company issue a stock dividend, combine outstanding shares into a lessor number of shares (reverse split) or increase the number of outstanding shares without a receipt of new consideration (forward split) then the number of shares into which the Note may be converted and the conversion price shall be adjusted to reflect such event so that the relative interest of the Holder shall be fully protected from dilution resulting from such an event.  Notice of the required adjustment including the number of shares and the new conversion price shall be promptly mailed to each Holder subsequent to each such adjustment event.   So long as this Note is outstanding, if the Borrower shall issue or agree to issue any shares of Common Stock, except for Excepted Issuances as defined in the Subscription Agreement, for a consideration less than the Conversion Price in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced to such other lower issue price.  In no event shall the conversion price be less than $0.01 per share of common stock.

7.0

Protective Provisions.  So long as the Notes are outstanding, the Company shall not without first obtaining the approval (by voting or written consent, as provided by Nevada law) of the holders of at least a majority of the then outstanding Notes:

1.

alter or change the rights, preferences or privileges of the Notes so as to materially adversely affect the Notes;

2.

issue debt beyond the ordinary course of working capital needs;

3.

complete an acquisition or sale of a material asset;

4.

issue debt that ranks senior to the Notes;

5.

issue a dividend to the common shareholders;

6.

materially increase the common shares reserved for the Employee stock option plan.

8.0

Future Financings.  So long as any of this Note remains outstanding, Holder shall have the right of first refusal on all equity financings contemplated by the Company.

9.0

Registration Rights.  The Company will prepare and file a registration statement covering the resale of the Common Stock issuable upon conversion of the Note within 90 days after the issue date of the Note.  The Company will use its best efforts to have the Registration Statement declared effective by the Securities and Exchange Commission with 90 days after the filing.

10.0

Default.  In the event of an occurrence of any event of default specified below, the principal and all accrued interest on this Note shall become immediately due and payable without notice, except as specified below.  The occurrence of any of the following events shall constitute an event of default under this Note:

(a)

The Company fails to make any payment hereunder when due, which failure has not been cured within fifteen (15) days following such failure.

(b)

If the Company shall default in the payment or performance of any other material obligation of this Note or other debt of the Company.

(c)

If the Borrower or an operating wholly-owned subsidiary of the Borrower shall file a petition to take advantage of any insolvency act; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or of any state.

(d)

If a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or an operating wholly-owned subsidiary of the Borrower, of the whole or any substantial part of its properties, or approve a petition filed against the Borrower seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or of any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or of the whole or any substantial part of its properties; or if there is commenced against the Borrower any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of 30 days; or if the Borrower by any act indicates its consent to or approval of any such proceeding or petition.

11.0

Security.  This Note is not secured by any assets of the Company.

12.0

Successors and Assigns.  This Note is transferable and assignable by the Holder subject to the requirement that any such assignment or transfer be, in the opinion of the Company’s counsel, in full compliance with applicable federal and state securities laws.  All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

13.0

Notices.  Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission to the telefax number as indicated below, or (iii) upon the third business day after deposit in the United States mail, by certified or registered mail, postage prepaid and addressed as follows:

To Holder:

_______________________

_______________________

_______________________

Telephone:______________

Telefax: ________________

To the Company:

Silvergraph International, Inc.

Attn: James Simpson

1191 Burke Street

Santa Fe Springs, CA  90670-2507

Telephone:

(562) 693-3737

Telefax:

(562) 696-0090

Either party may change by notice the address to which notices to that party are to be addressed.

14.0

Amendment.  This Note may only be amended or modified by written agreement signed by the Company and Holder.

15.0

Expenses.  In the event that Holder brings legal action against the Company, or the Company brings legal action against Holder, to enforce or otherwise determine the meaning or enforceability of this Note or any provision hereof, each party shall bear its own expenses, including attorney fees, directly attributable to such action.  However, in any action for breach of this Note, including nonpayment, the prevailing party in any such dispute shall be entitled to recover all reasonable costs and attorney fees incurred in connection with such action.

16.0

Note Holder is Not a Shareholder.  No Holder of this Note, solely by virtue of the ownership of this Note, shall be considered a shareholder of the Company for any purpose, nor shall anything in this Note be construed to confer on any Holder of this Note any rights of a shareholder of the Company including, without limitation, any right to vote, give or withhold consent to any corporate action, receive notice of meetings of shareholders or receive dividends.

17.0

Choice of Law.  This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada.

IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified on the first page hereof by the duly authorized representative of the Company and the Holder.

COMPANY:

SILVERGRAPH INTERNATIONAL, INC.

By:

____________________________

Name:

James R. Simpson

Title:

Chief Executive Officer

HOLDER:

__________________________________________

Name: ____________________________________

Title:

___________________________________

ANNEX A

NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)

The undersigned hereby elects to convert $________ of the principal and $________ of the interest due on the 10% Convertible Promissory Note issued by Silvergraph International, Inc. into Shares of Common Stock of Silvergraph International, Inc. according to the conditions set forth in such Note, as of the date written below.

Date of Conversion: _____________________________________________

Conversion Price: _______________________________________________

Shares To Be Delivered: __________________________________________

Name in Which Shares Are to Be Placed
If Other Than Registered Holder: ___________________________________

Signature (if individual): __________________________________________

Signature (if entity):

_________________________

By: ___________

Title: __________

Print Name: ____________________________________________________

Address: _______________________________________________________

  _______________________________________________________

ANNEX B

SILVERGRAPH INTERNATIONAL, INC.

CERTIFICATE OF DESIGNATION

OF

CLASS A SENIOR CONVERTIBLE PREFERRED STOCK

Nevada Revised Statutes Section 78.1955

The undersigned, being the President and the Secretary of Silvergraph International, Inc., a Nevada corporation (the “Corporation”), certify that the Board of Directors of the Corporation, pursuant to the authority granted in the Corporation’s Articles of Incorporation, has adopted a resolution establishing a series consisting of 2,000,000 of the Corporation’s authorized preferred stock designated as Class A Senior Convertible Preferred Stock (the “Class A Senior Convertible Preferred Stock”) and has prescribed the following voting powers, designations, preferences, limitations, restrictions and relative rights of the Class A Senior Convertible Preferred Stock:

A.

Qualified Buyers.  The Class A Senior Convertible Preferred Stock shall only be available to Qualified Buyers.  A Qualified Buyer is defined as an “Accredited Investor” as that term is defined by the United States Securities and Exchange Commission.

B.

Liquidation rights.  The holders of the Class A Senior Convertible Preferred Stock shall have liquidation rights as follows (the “Liquidation Rights”):

1.

In the event of any liquidation, dissolution or winding up of the Company, holders of shares of Class A Senior Convertible Preferred Stock are entitled to receive, out of legally available assets, an amount equal to any accrued and unpaid dividends to the payment date, and no more, before any payment or distribution is made to the holders of Common Stock or any series or class of the Company’s stock hereafter issued that ranks junior as to liquidation rights to the Class A Senior Convertible Preferred Stock.  But the holders of Class A Senior Convertible Preferred Stock will not be entitled to receive the liquidation preference of such shares until the liquidation preferences of any series or class of the Company’s stock hereafter issued that ranks senior as to liquidation rights to the Class A Senior Convertible Preferred Stock (“senior liquidation stock”) has been paid in full.  The holders of Class A Senior Convertible Preferred Stock and all other series or classes of the Company’s stock hereafter issued that rank on a parity as to liquidation rights with the Class A Senior Convertible Preferred Stock are entitled to share ratably, in accordance with the respective preferential amounts payable on such stock, in any distribution (after payment of the liquidation preference of the senior liquidation stock) which is not sufficient to pay in full the aggregate of the amounts payable thereon.  After payment in full of the liquidation preference of the shares of Class A Senior Convertible Preferred Stock, the holders of such shares will not be entitled to any further participation in any distribution of assets by the Company.

2.

Neither a consolidation, merger or other business combination of the Company with or into another corporation or other entity nor a sale or transfer of all or part of the Company’s assets for cash, securities or other property will be considered a liquidation, dissolution or winding upon the Company.

C.

Conversion Rights.  The holders of the Class A Senior Convertible Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

1.

Optional Conversion.  Each holder of Class A Senior Convertible Preferred Stock of the Corporation shall be entitled to convert any or all of the shares of Class A Senior Convertible Preferred Stock held by such holder, at such holder’s option, at any time into that number of fully-paid and non-assessable shares of the Corporation’s Common Stock determined as follows:  Each share of Class A Senior Convertible Preferred Stock so surrendered for conversion shall be converted at a price of $0.10 per share (the “Conversion Price”), subject to adjustment as set forth herein.

2.

Forced Conversion.  Subject to the Corporation’s duty to reserve and keep available out of its authorized but unissued shares of Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class A Senior Convertible Preferred Stock, after two years of issuance, the Corporation may convert this Class A Senior Convertible Preferred Stock if the price of the Company’s Common Stock is equal to or above two (2) times the Conversion Price for a period of ten (10 consecutive trading days and the Company’s 90 day average trading volume is equal to or above 25,000 shares per day and such shares shall be converted at the Conversion Price.

3.

Mechanics of Conversion. In order to convert Class A Senior Convertible Preferred Stock into full shares of Common Stock, the Holder shall surrender the certificate of certificates therefore, duly endorsed, by either overnight courier or 2-day courier, or in person to the office of the Company or of any transfer agent for its Common Stock, and shall give concurrent written notice to of its decision to exercise its right to convert the Class A Senior Convertible Preferred Stock, or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is attached as Annex A) to the Company; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the certificates evidencing such shares of Class A Senior Convertible Preferred Stock are delivered to the Company or its transfer agent as provided above, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to evidence such loss and to indemnify the Company from any loss incurred by it in connection with such certificates.

After delivery of the certificates evidencing such shares of Class A Senior Convertible Preferred Stock and executed Notice of Conversion by Holder as set forth herein, the Company shall deliver as soon as reasonably practicable to such Holder at the address of the Holder on the books of the Company, a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid and, at the request of Holder, shall issue to Holder a new certificate of Class A Senior Convertible Preferred Stock containing the same date, provisions and stated amount of this Class A Senior Convertible Preferred Stock which shall not have been converted or paid.   The date on which notice of conversion is given (the “Conversion Date”) shall be deemed to be the date set forth in such notice of conversion provided that delivery and advance facsimile notice is made as provided above and that the original certificates evidencing the Class A Senior Convertible Preferred Stock to be converted are received by the transfer agent or the Company within five (5) business days thereafter, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.  If the original certificates evidencing the Class A Senior Convertible Preferred Stock to be converted is not received by the transfer agent or the Company within five (5) business days after the Conversion Date, the notice of conversion shall be deemed null and void.

D.

Anti Dilution.  Should at any time while the Class A Senior Convertible Preferred Stock is outstanding, the Company issue a stock dividend, combine outstanding shares into a lessor number of shares (reverse split) or increase the number of outstanding shares without a receipt of new consideration (forward split) then the number of shares into which the Class A Senior Convertible Preferred Stock may be converted and the Conversion Price shall be adjusted to reflect such event so that the relative interest of the Holder shall be fully protected from dilution resulting from such an event.  Notice of the required adjustment including the number of shares and the new conversion price shall be promptly mailed to each Holder subsequent to each such adjustment event.   So long as Class A Senior Convertible Preferred Stock is outstanding, if the Company shall issue or agree to issue any shares of Common Stock, except for issuances for employee stock options and consultant options, for a consideration less than the Conversion Price in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced to such other lower issue price.  In no event shall the conversion price be less than $0.01 per share of common stock.

E.

Dividends.  The Holders of the Class A Senior Convertible Preferred Stock shall be entitled to a dividend payable quarterly at a rate of 10% per annum with payment in cash or in shares of the Company’s Common Stock at the Company’s option.  Should the Company opt to pay the dividend in shares of Common Stock, the dividend will be based on a ten percent (10%) discount to the market price of the Company’s Common Stock based on the average ten (10) day bid price for the ten days prior to the dividend due date.  The Holders of the Class A Senior Convertible Preferred Stock shall be entitled to the cash dividend only if declared by the Board of Directors, which shall be payable only out of assets legally available therefore.

F.

Voting Rights.  The Holders of the Class A Senior Convertible Preferred Stock shall have one (1) votes for every share of Class A Senior Convertible Preferred Stock held and shall be entitled to vote on any and all matters brought to a vote of shareholders of Common Stock.  Holders of Class A Senior Convertible Preferred Stock shall be entitled to notice of all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation’s Bylaws and applicable statutes.

The Holders of a majority of the Class A Senior Convertible Preferred Stock may appoint one (1) individual to the Company’s five (5) member board of directors.

G.

Protective Provisions.  So long as shares of Class A Senior Convertible Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by voting or written consent, as provided by Nevada law) of the holders of at least a majority of the then outstanding shares of Class A Senior Convertible Preferred Stock:

1.

alter or change the rights, preferences or privileges of the shares of Class A Senior Convertible Preferred Stock so as to materially adversely affect the Class A Senior Convertible Preferred Stock;

2.

issue debt beyond the ordinary course of working capital needs;

3.

complete an acquisition or sale of a material asset;

4.

issue equity that ranks equal or senior to the Class A Senior Convertible Preferred Stock;

5.

issue a dividend to the common shareholders;

6.

materially increase the common shares reserved for the Employee stock option plan.

H.

Future Financings.  So long as any of the Class A Senior Convertible Preferred Stock remains outstanding, Preferred Holders shall have the right of first refusal on all equity financings contemplated by the Company.

I.

Registration Rights.  The Company will prepare and file a registration statement covering the resale of the Common Stock issuable upon conversion of the Class A Senior Convertible Preferred Stock within 90 days after the issue date of the Class A Senior Convertible Preferred Stock.  The Company will use its best efforts to have the Registration Statement declared effective by the Securities and Exchange Commission with 90 days after the filing.

J.

Status of Converted Stock. In the event any shares of Class A Senior Convertible Preferred Stock shall be converted pursuant to Paragraph C here, the shares so converted shall be cancelled, shall return to the status of authorized but unissued Preferred Stock of no designated class or series, and shall not be issuable by the Corporation as Class A Senior Convertible Preferred Stock.

K.

Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class A Senior Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class A Senior Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class A Senior Convertible Preferred Stock, in addition to such other remedies as shall be available to the holder of the Class A Senior Convertible Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to these provisions.

L.

Transfer Restrictions.  The Class A Senior Convertible Preferred Stock may not be transferred unless  (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Corporation or its transfer agent shall have been furnished with an opinion of  counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration.

M.

Preference Rights.  Nothing contained herein shall be construed to prevent the Board of Directors of the Corporation from issuing one or more series of preferred stock with such preferences as may be determined by the Board of Directors, in its discretion.

N.

Amendments.  Subject to Paragraph G above, the designation, number of, and voting powers, designations, preferences, limitations, restrictions and relative rights of the Class A Senior Convertible Preferred Stock may be amended by a resolution of the Board of Directors.

DATED:  May ______, 2007

______________________________

James R. Simpson, President and Secretary

ANNEX A

NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Class A Senior Convertible Preferred Stock)

The undersigned hereby elects to convert $________ of the stated amount of the Class A Senior Convertible Preferred Stock issued by Silvergraph International, Inc. into Shares of Common Stock of Silvergraph International, Inc. according to the conditions set forth in such Class A Senior Convertible Preferred Stock, as of the date written below.

Date of Conversion: _____________________________________________

Conversion Price: _______________________________________________

Shares To Be Delivered: __________________________________________

Name in Which Shares Are to Be Placed
If Other Than Registered Holder: ___________________________________

Signature (if individual): __________________________________________

Signature (if entity):

_________________________

By: ___________

Title: __________

Print Name: ____________________________________________________

Address: _______________________________________________________

  _______________________________________________________

JOINDER AGREEMENT AND SIGNATURE PAGE

Other than the Issuance Date (as defined in the Form of Note (the “Note”), attached to the Subscription Agreement as Exhibit A) and related accrued interest of the Note, the undersigned subscriber (the “Subscriber”) agrees to become a party to and be bound as of the date hereof by the provisions of the Subscription Agreement (the “Agreement”), dated ____________ __, 2007.  The Subscriber makes the same representations and warranties set forth in Section 3 and covenants set forth in Section 9 of the Agreement.

Dated effective:

SUBSCRIBER (if individual)

ORIGINAL PRINCIPAL AMOUNT

OF NOTE SUBSCRIBED FOR:

_____________________________________

Name (Printed)    _______________________

(Address):

___________________________

___________________________

SUBSCRIBER (if entity)

NAME

By:____________________________

Title:___________________________

Address

___________________________

___________________________

Fax Number:

_______________________

Telephone No.:

_______________________

ACCEPTED:

SILVERGRAPH INTERNATIONAL, INC.

a Nevada corporation

_______________________________________

By:  James R. Simpson, Chief Executive Officer

Dated: _____________________